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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-4 Indenture dated as of March 31, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-4)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                   333-103591                 33-0705301
                                     -----------             ------------------
                                     (Commission              (I.R.S. Employer
(State or Other Jurisdiction         File Number)            Identification No.)
of Incorporation)


1401 Dove Street                                                    92660
Newport Beach, California                                         ---------
-------------------------                                         (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.



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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On March 31, 2003 (the "Closing Date"), a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2003-4 (the "Bonds"), were issued pursuant to an indenture, dated as of March 31, 2003 (the "Agreement"), between Impac CMB Trust Series 2003-4, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

          Upon the closing of the initial issuance of the Bonds, (i) Impac CMB Trust Series 2003-4 purchased from the Company certain Initial Mortgage Loans with an aggregate principal balance equal to approximately $549,174,235 and pledged such mortgage loans to the Indenture Trustee, and (ii) the Indenture Trustee deposited funds in the Pre-Funding Account, which was established pursuant to the Agreement, in an amount equal to approximately $33,646,272.

          On April 7, 2003, following the closing of the initial issuance of the Bonds, the Indenture Trustee purchased from the Company certain Group 1 Subsequent Mortgage Loans with an aggregate principal balance equal to approximately $33,646,701 with funds on deposit in the Pre-Funding Account at a purchase price equal to the principal balance thereof, which Group 1 Subsequent Mortgage Loans were conveyed to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated April 7, 2003, between the Company and the Trustee.

          Attached to each Subsequent Transfer Instrument is a Mortgage Loan Schedule listing the related Group 1 Subsequent Mortgage Loans that are the subject of such Subsequent Transfer Instrument.

          Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Item 5.   OTHER EVENTS.

Description of the Mortgage Pool

          The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family and multifamily, adjustable-rate first lien mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Initial Mortgage Loans having an aggregate principal balance of approximately $549,174,235 as of March 31, 2003 and (ii) the pre-funding account, which contained approximately $33,646,701.

          As more fully described above, on April 7, 2003 the Company purchased certain Group 1 Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

          The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the related Cut-off Date. References to the Cut-off Date shall mean March 31, 2003, with respect to the Initial Mortgage Loans and April 7, 2003, with respect to the Group 1 Subsequent Mortgage Loans.



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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   Not applicable

          (b)   Not applicable

          (c)   Exhibits:


EXHIBIT NO.        DESCRIPTION
-----------        -----------
   99.1            Characteristics of the Mortgage Pool as of the
                   related Cut-off Date, relating to IMH Assets
                   Corp., Collateralized Asset-Backed Bonds, Series
                   2003-4.






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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 IMH ASSETS CORP.

                                                 By: /s/ Richard J. Johnson
                                                     --------------------------
                                                 Name:   Richard J. Johnson
                                                 Title:  Chief Financial Officer

Dated: April 17, 2003




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                             EXHIBIT INDEX




Exhibit
Number                          Description
------                          -----------
99.1                            Characteristics of the Mortgage Pool as of the
                                related, relating to IMH Assets Corp.,
                                Collateralized Asset-Backed, Series 2003-4.




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